UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On June 6, 2014, National Holdings Corporation (the “Company” or “National”) entered into an investors settlement agreement (the “Settlement Agreement”) with Iroquois Master Fund Ltd. and certain entities and individuals listed on the signature page thereto (collectively, “Iroquois”) to settle a potential proxy contest pertaining to the election of directors to the Company’s Board of Directors (the “Board”) at its 2014 annual meeting of stockholders (the “2014 Annual Meeting”). Pursuant to the Settlement Agreement, among other things:

●

Peter Zurkow, a current director of the Company, will not stand for re-election as a class I director at the 2014 Annual Meeting and Leonard Sokolow, a current director of the Company, will resign from the Board immediately following the 2014 Annual Meeting.

●	Immediately following the 2014 Annual Meeting, the Board will appoint Richard Abbe as a class III director of the Company.

●

The Board will nominate Robert B. Fagenson, William Lerner, James Ciocia, Frederick Wasserman and Joshua Silverman (collectively the “2014 Nominees”) for election at the 2014 Annual Meeting, will recommend a vote for the 2014 Nominees and solicit proxies for the election of the 2014 Nominees at the 2014 Annual Meeting. The Company also agreed to hold the 2014 Annual Meeting no later than July 31, 2014. Richard Abbe or Joshua Silverman are referred to herein individually as an “Investor Director” and collectively as the “Investor Directors”.

●

Iroquois agreed to irrevocably withdraw its letter to the Company expressing an intention to nominate director candidates and any and all related materials and notices submitted to the Company in connection therewith and in any solicitation materials concerning the foregoing or otherwise related to the 2014 Annual Meeting and filed by it on its behalf with the Securities and Exchange Commission or furnished to stockholders of the Company.

●

Subject to certain exceptions, if either Investor Director is unable to serve on the Board or resigns from the Board (for any reason other than following a breach of the Settlement Agreement by Iroquois or its affiliates) during the standstill period, Iroquois is entitled to designate a replacement nominee to be approved by the Nominating Committee and the Board and appointed to the Board.

●

Promptly following the conclusion of the 2014 Annual Meeting, but in any event no later than fifteen (15) business days thereafter, the Board will take all action necessary to create a strategy committee of the Board (the “Strategy Committee”). The Strategy Committee will be comprised of six non-management members of the Board, each of whom is “independent” under the rules of the Nasdaq Stock Market and two of whom shall be the Investor Directors. The Strategy Committee shall have two Co-Chairmen, one of whom shall be an Investor Director.

●

Promptly following the conclusion of the 2014 Annual Meeting, but in any event no later than fifteen (15) business days thereafter, the Board will take all action necessary to appoint one Investor Director to the Audit Committee of the Board and one Investor Director to the Corporate Governance Committee of the Board

●	The Company agreed to pay to Iroquois its legal and advisory fees in connection with the Settlement Agreement, up to a maximum of $85,000.

●

At the 2014 Annual Meeting, the Iroquois agreed to vote all shares of common stock, par value $0.02 per share (the “Common Stock”), of the Company beneficially owned by Iroquois and its affiliates and associates in favor of (i) the election of the 2014 Nominees and (ii) the following other matters recommended for stockholder approval by the Board: (A) approval of an amendment to the Company’s certificate of incorporation to increase the total number of authorized shares of Common Stock from 150,000,000 shares to 250,000,000 shares, and (B) approval of an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Common Stock at a split ratio of not less than one-for-eight and not more than one-for twenty, to be effective, if at all, at such time as the Company’s Board of Directors shall determined in its sole discretion.

●

Iroquois agreed to customary standstill restrictions during the period beginning on the date of the Settlement Agreement and ending on the later of (A) the conclusion of the 2015 Annual Meeting of Stockholders of the Company and (B) such time as none of the Investor Directors are members of the Board; provided however, that if both Investor Directors resign from the Board prior to the date that is ten (10) days prior to the deadline for submissions of stockholder nominations for the Company’s 2015 annual meeting of stockholders pursuant to the Company’s bylaws, as in effect from time to time (the “2015 Stockholder Nomination Deadline Date”), the standstill period shall end on the 2015 Stockholder Nomination Deadline Date. The standstill provisions provide, among other things, that Iroquois will not:

o	acquire beneficial ownership of any additional securities of the Company;

o	submit any stockholder proposals;

o

engage in, directly or indirectly, any “solicitation” of proxies (or written consents) or otherwise become a “participant in a solicitation” in opposition to the recommendation or proposal of the Board;

o

form or join any “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to the Common Stock or deposit any shares of Common Stock in a voting trust or similar arrangement;

o	call, or request the call of, a special meeting of the Company’s stockholders, or make a request for a list of the Company’s stockholders;

o	vote for any nominee or nominees for election to the Board, other than those nominated or supported by the Board;

o

except as provided in the Agreement, seek to place a representative or other affiliate, associate or nominee on the Board or seek the removal of any member of the Board or a change in the size or composition of the Board;

o

effect or seek to effect, in any capacity other than as a member of the Board, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or cause or participate in (A) any acquisition of any material assets or businesses of the Company or any of its subsidiaries, or any sale, lease, exchange, pledge, mortgage, or transfer thereof (including through any arrangement having substantially the same economic or other effect as a sale, lease, exchange, pledge, mortgage, or transfer or assets); (B) any tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries; or (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries;

o

make any demands for books and records and other materials pursuant to Section 220 of the Delaware General Corporation Law or pursue any litigation related thereto against the Company, or to encourage, assist or cooperate with any third party with respect to any such demand(s) or litigation;

o	disclose publicly, or privately in a manner that could reasonably be expected to become public, any intention, plan or arrangement inconsistent with the foregoing;

o	take any action challenging the validity or enforceability of any provisions of the standstill;

o	publicly request that the Company amend or waive any provision of the voting agreement or the standstill; or

o	enter into any agreement, arrangement or understanding concerning any of the foregoing or encourage or solicit any person to undertake any of the foregoing activities.

●

The Investor Directors agreed to resign from the Board effective the earlier of (1) fifteen (15) days after written notice of a material breach by Iroquois of the Settlement Agreement is provided to Iroquois by the Company (unless such breach is cured within such fifteen (15) day period) and (2) the date on which Iroquois, together with all affiliates, cease collectively to beneficially own at least 3% of the outstanding shares (subject to adjustment for stock splits, reclassifications, combinations and similar adjustments) of Common Stock (determined in accordance with Rule 13d-3 under the Exchange Act).

●	The Company and Iroquois agreed to a mutual release of claims in connection with Iroquois’ efforts to replace certain members of the Board.

The foregoing summary of the Settlement Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Settlement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As described under Item 1.01 above, pursuant to the Settlement Agreement, (i) Peter Zurkow, a current director of the Company, will not stand for re-election as a class I director at the 2014 Annual Meeting, (ii) Leonard Sokolow, a current class III director of the Company, will resign from the Board immediately following to the 2014 Annual Meeting, (iii) immediately following the 2014 Annual Meeting, the Board will appoint Richard Abbe as a class III director of the Company, and (iv) the Company will nominate four current directors of the Company, Robert B. Fagenson, William Lerner, James Ciocia, Frederick Wasserman, and one new nominee, Joshua Silverman, for election as class I directors at the 2013 Annual Meeting. It is anticipated that both of the Investor Directors will be on the Strategy Committee of the Board (one of whom will serve as Co-Chairman) and one of the Investor Directors will be on the each of the Audit Committee of the Board and the Corporate Governance Committee of the Board.

Item 8.01	Other Events

On June 6, 2014, the Company and Iroquois issued a joint press release relating to the Settlement Agreement. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company's 2014 Annual Meeting of stockholders will be held on July 28, 2014. The record date for determining stockholders entitled to vote at the meeting is June 24, 2014.

The date of the 2014 Annual Meeting is more than 30 days later than the date of the anniversary of the Company’s 2013 annual meeting of stockholders, which was held on April 4, 2013. As a result, pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), stockholders may present proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting by submitting proposals to the Company a reasonable time before the Company begins to print and send its proxy materials. The Company has established the close of business on June 24, 2014 as the deadline for receipt of stockholder proposals for inclusion in the Company’s proxy materials for the 2014 Annual Meeting pursuant to Rule 14a-8. Such proposals should be delivered to: National Holdings Corporation, 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432, Attention: Corporate Secretary. Such proposals must comply with Rule 14a-8 and all other applicable rules and regulations regarding the inclusion of stockholder proposals in the Company’s proxy materials, and may be omitted by the Company if not in compliance with Rule 14a-8 or any other applicable rules and regulations.

For director nominations or other business to be brought before the 2014 Annual Meeting by a stockholder, other than stockholder proposals pursuant to Rule 14a-8 as described above, written notice must be delivered to the Company no later than the close of business on June 24, 2014. Such notice should be delivered to: National Holdings Corporation, 1200 North Federal Highway, Suite 400, Boca Raton, FL 33432, Attention: Corporate Secretary. Such notices must comply with the requirements of the Company’s bylaws, and may not be effective otherwise.

Important Additional Information

National, its directors and certain of its executive officers are participants in the solicitation of proxies from stockholders in connection with National’s 2014 Annual Meeting of Stockholders. National intends to file a definitive proxy statement with the U.S. Securities and Exchange Commission (the "SEC") in connection with such solicitation. NATIONAL’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) AND ACCOMPANYING PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

Information regarding the names of National’s directors and executive officers and their respective interests in National by security holdings or otherwise is set forth in National’s Preliminary Proxy Statement for the 2014 Annual Meeting of Stockholders, filed with the SEC on March 12, 2014. To the extent holdings of such participants in National’s securities have changed since the amounts described in National’s Preliminary Proxy Statement for the 2014 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information can also be found in National’s Annual Report on Form 10-K for the year ended September 30, 2013, filed with the SEC on December 27, 2013 and in National’s Quarterly Reports on Form 10-Q for the two quarters of the fiscal year ending September 30, 2014 filed with the SEC on February 14, 2014 and April 14, 2014, respectively. Information regarding National’s directors and executive officers who may, under rules of the SEC, be considered participants in the solicitation of proxies for the 2014 Annual Meeting of Stockholders, including their respective interests by security holdings or otherwise, also will be set forth in the Definitive Proxy Statement for National’s 2014 Annual Meeting of Stockholders when it is filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Investors Settlement Agreement, dated as of June 6, 2014, by and among National Holdings Corporation and the entities and individuals listed on the signature page therein.

99.1	Joint press release issued on June 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation
(Registrant)

Date: June 6, 2014	By:	/s/ Mark Klein
Mark Klein
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Investors Settlement Agreement, dated as of June 6, 2014, by and among National Holdings Corporation and the entities and individuals listed on the signature page therein.

99.1	Joint press release issued on June 6, 2014.